BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800


                                                  April 13, 1999


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Biopharmaceutics, Inc. at 10:00 A.M. on Wednesday, June 2, 1999 at 666 Fifth Avenue., 37th Floor., New York, New York 10103., c/o Phillip Louis Trading, Inc.

     This booklet includes the Notice of the Annual Meeting and the Proxy Statement which contains certain information concerning the meeting including the election of Directors and a number of other matters of significance to shareholders.

     Management  will  report  on  the  Company's   activities  since  the  last
shareholder meeting held on July 29, 1998 and shareholders will have an opportunity to ask questions.

     Shareholder interest in the affairs of the Company is welcomed and encouraged. It is very important that you promptly cast your votes on the matters to be considered at the Annual Meeting, regardless of the size of your holdings. Even if you plan to attend the Annual Meeting in person, we urge you to complete, sign and return the enclosed proxy as soon as possible. Doing so will assure your representation if you cannot attend. If you attend in person after sending in your proxy, you may withdraw it at the meeting and vote in person.

                                                  Sincerely,


                                                  Russell Cleveland
                                                  Chairman of The Board

                             BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800

                            ________________________

                    Notice of Annual Meeting of Shareholders
                             To be Held June 2, 1999
                                  At 10:00 A.M.
                                                         April 13, 1999

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of BIOPHARMACEUTICS, INC. (the "Company") will be held at 666 Fifth Avenue., 37th Floor., New York, New York., c/o Phillip Louis Trading, Inc. on Wednesday, June 2, 1999 at 10:00 A.M. to consider and take action on the following matters:

         1.  The election of Directors to serve until the next Annual Meeting;

         2. The ratification of the re-appointment of Farber, Blicht & Eyerman, LLP as auditors;

         3. The approval of the Company's proposed change of name to Feminique Corporation;

         4. The approval of the Company's 1999 Employee and Consultant Stock Compensation Plan;

         5. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of shares of common stock at the close of business on April 5, 1999 are entitled to notice of and to vote at the Annual Meeting. A Proxy Statement explaining the matters to be acted upon at the Annual Meeting follows. Please read it carefully.

     WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE INSTRUCTIONS SET FORTH ON PAGE ONE OF THE ACCOMPANYING PROXY STATEMENT.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                                   Jonathan Rosen
                                                   Acting President & CEO

                             BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800
                           __________________________
                                 PROXY STATEMENT
                           __________________________

                         Annual Meeting of Shareholders
                           To Be Held on June 2, 1999


Solicitation and Voting of Proxies

     This Proxy Statement is furnished in connection with the solicitation on behalf of BIOPHARMACEUTICS, INC. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, June 2, 1999.

     The Board of Directors of the Company has fixed the close of business on April 5, 1999 as the record date for the determination of holders of shares of outstanding common stock entitled to notice of and to vote at the Annual Meeting. On April 5, 1999 there were outstanding 22,784,984 shares of the Company's common stock, the holders of which will be entitled to one vote per share for each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote will constitute a quorum for the transaction of business.

     A proxy in the accompanying form which is properly signed, dated and returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no instructions are indicated, proxies will be voted as recommended by the Board of Directors. Shareholders who execute proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the Company or by subsequently executing and delivering another proxy at any time prior to the voting. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting may revoke his proxy and vote in person.

     As of the date of this Proxy Statement, the only business which the management of the Company intends to present at the Meeting are the matters set forth in the accompanying Notice of Annual Meeting. Management has no knowledge of any other business to be presented at the Meeting. If other business is brought before the Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

Expenses of Solicitation

     The cost of soliciting proxies is estimated not to exceed $20,000 and will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

     Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit Proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Shareholder Proposals

     Management plans to hold its Annual Meeting of Shareholders for 1999 on May 31, 2000 and all shareholder proposals intended to be presented at the next Annual Meeting must be received by the Company by January 31, 2000 for inclusion in the Company's next Proxy Statement. If the date of the next Annual Meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the Annual Meeting to which the Proxy Statement relates, the Company shall, in a timely manner, inform security holders of such change and the date by which proposals of security holders must be received by any means reasonably calculated to inform them.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 31, 1999 the ownership of the Company's common stock held by (i) each person who owns of record or who is known by the Company to own beneficially more than 5% of such stock, (ii) each of the directors of the Company, and (iii) all of the Company's officers and directors as a group. As of such date, the Company had 22,784,984 shares of common stock issued and outstanding. The number of shares and the percentage of class beneficially owned by the persons named in the table and by all officers and directors as a group is presented in accordance with Rule 13d-3 of the Securities and Exchange Commission and includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon conversion of debt or exercise of options that are exercisable within 60 days. Except as otherwise indicated, the persons named in the tables have sole voting and dispositive power with respect to all securities listed.

            Name and Address            Amount and Nature of
           of Beneficial Owner          Beneficial Ownership    Percent of Class


   Jonathan Rosen(1)                          547,500               2.40%
   Barry Weisberg                             141,750               0.62%
   John Figliolini(1)                       1,336,986               5.87%
   Russell Cleveland(2)                         8,103               0.05%

   Renaissance Capital Partners Ltd.        3,847,174              16.88%
   Dynamic Corporate Holdings Corp.         3,333,332              14.63%
   Arista Capital Growth Fund Ltd.          2,436,344              10.69%

   All Directors and Officers as
   a Group (4 persons)                      2,034,339               8.93%

     (1) Does not include 3,333,332 shares of common stock owned by Dynamic Corporate Holdings Corp. of which John Figliolini and Jonathan Rosen are principals.

     (2) Does not include 3,847,174 shares of common stock owned by Renaissance Capital Partners Ltd. of which Russell Cleveland is a principal.

Board of Directors and Committees

     The Company's Board of Directors held 7 meetings in 1998. No directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they serve that were held during the period that they served.

     The Company has previously had no standing audit, nominating and compensation committees or any other committees. In January, 1993, the Company established an audit committee, nominating committee, and a stock option and compensation committee with respect to executive compensation and stock option plans. All of the committee members are directors. The audit committee and stock option and compensation committee presently have one unaffiliated director.

     The functions of the Company's Audit Committee, currently consisting of Mr. Cleveland, include recommending the engagement and discharge of the independent auditors, directing and supervising special investigations, reviewing with the independent auditors the plan and results of the Company's procedures for internal auditing, approving each professional service provided by the independent auditors prior to the performance of such service, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's system of internal accounting controls. The Audit Committee was established in January, 1993 and has held no meetings since its inception.

     For purposes of the current Proxy Statement, the Company's nominating committee will not consider nominee directors recommended by shareholders. In future Annual Meetings, the nominating committee will consider directors recommended by shareholders provided such recommendation is in writing which sets forth: (a) the name and address of the shareholder and the number of shares owned; (b) the name, address, telephone number and credentials of the candidate;
(c) the recommendation must be forwarded to the company at least 90 days prior to the Company's next scheduled Annual Meeting which is currently scheduled for May 31, 2000. .

     The functions of the Company's Stock Option and Compensation Committee, comprised of Mr. Cleveland, will be to review and determine awards under and administer the Company's 1993 Stock Option Plan and to review and determine the officers, employees and consultants to whom stock options should be granted, as well as the number of shares to be optioned and the option price to be paid and to recommend to the Board appropriate levels of executive compensation. The Company's Stock Option Committee was not created until January, 1993 and held its first meetings during fiscal 1993.

     The functions of the nominating committee, currently comprised of Messrs. Rosen and Cleveland is to consider and nominate the candidates for election to the Company's Board of Directors for the ensuing year. Since January, 1993, when the nominating committee was established, it has held one meeting.

                             Executive Compensation
                           Summary Compensation Table

     The following table summarizes all plan and non-plan compensation awarded to, earned by or paid to the Company's Chief Executive Officer and its other Executive Officers who were serving as executive officers during and at the end of the last completed fiscal year ended September 30, 1998 for services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three fiscal years.

                           Summary Compensation Table

                                                                           Long Term          All Other
                                        Annual Compensation              Compensation      Compensation**
                                                                            Awards*

                                                                           Securities
                                                                           Underlying
Name and Principal Position      Year        Salary         Bonus            Options

Jonathan Rosen                   1998       $  32,000        None             None
  Acting President and CEO


Edward Fine(1)                   1998       $ 186,718        None             None           $12,000
  Chairman of the Board          1997         130,000        None             None            12,000
  And CEO, President             1996         130,000        None             None            12,000

Vincent H. Pontillo              1998       $  75,000        None             None
Controller/Secretary             1997          25,000       1,200             None

Ingrid Fine (2)                  1998       $  73,000        None             None
  Vice President                 1997          65,000        None             None
                                 1996          65,000        None             None

Executive Officers of            1998       $ 366,718        None
Company as a Group               1997         220,000       1,200
                                 1996         195,000        None

**   Represents aggregate annual cost of automobiles provided and maintained for Edward Fine and Ingrid Fine during fiscal years

(1) Mr. Fine resigned as of July 29, 1998 and all employment contracts were terminated

(2)  Mrs. Ingrid Fine's position was terminated as of September 1, 1998.

Aggregate Options Exercises in Last Fiscal Year & Fiscal Year End Option Values

     NONE


Option Grants in Last Fiscal Year-NONE

Aggregate Option Exercises in Last Fiscal Year & Fiscal Year End Option Values

Directors' Compensation

     Independent (unaffiliated) directors, who are not employees, receive $1,000 per meeting attended and reimbursement of expenses for attending meetings of the Board. A total of $14,000 was paid during the year ended September 30, 1998.

Employment Contracts

         The Company does not have contracts with any employee.

Benefit Plans

         The Company does not have a pension plan.


                                   Proposal 1
                              Election of Directors

     As of September 30, 1998, the officers and directors of the Company, their ages and present positions with the Company are as follows:

            Name         Age         Position                     Director Since

Jonathan Rosen           36         Acting President, Chief
                                    Executive Officer                    1996
                                    Director

Russell Cleveland*       60         Chairman of the Board                1991

John Figliolini          37         Director                             1998

James Murphy             48         Director                             1998

Barry Weisberg           54         Director                             1997
* Member of the Audit Committee
________________________________________________________________________________
     RUSSELL CLEVELAND, age 60, currently serves as President of the Managing General Partner of Renaissance Capital Partners, Ltd., President and Director of Renaissance Capital Growth & Income Fund III, Inc. (NASDAQ), and a Director of Renaissance US Growth and Income Trust PLC, which is traded on the London exchange. Mr. Cleveland also currently serves as a director of Danzer Corp. (formerly Global Environmental Corp.), Biopharmaceutics, Inc., Tutogen Medical, Inc., Bentley Pharmaceuticals, Inc. and Technology Research, Inc.


     JONATHAN ROSEN, age 36, is a Director of the Company and was appointed Acting President & Chief Executive Officer of the Company, at the time of Mr. Fine's resignation. For the past five years, Mr. Rosen has been a principal of Bluelake Capital, Inc., a privately held corporation engaged in private investment banking. Since 1985 Mr. Rosen has also been a director and officer of various public corporations, many of which he helped finance. As a result of the circumstances at Biopharmaceutics, Inc., Mr. Rosen terminated his positions at the other companies in which he was involved in order to focus fully on his role at the Company.

     JOHN FIGLIOLINI, age 37, is a Director of the Company. Mr. Figliolini is an investment banker and has worked in the securities industry since 1982, raising over $250M in venture capital financing. He is currently the President and owner of Phillip Louis Trading, Inc. a NASD registered broker dealer which makes markets in many small cap stocks, in addition to providing investment banking services.

     JAMES MURPHY, age 48 is a Director of the Company. Mr. Murphy is President, Chief Executive Officer and Chairman of the Board of Bentley Pharmaceuticals, Inc. Previously, Mr. Murphy served as Vice President of Business Development at MacroChem Corporation. He also spent fourteen years in pharmaceutical research with SmithKline Corporation.

     BARRY WEISBERG, age 54 is a Director of the Company. Mr. Weisberg is a former Director and President of Lannett Company, Inc., a generic pharmaceutical manufacturer, Divisional Vice President of Moore Medical Corporation, Inc., a national drug distributor and wholesaler. He was also a Vice President of Sales for NMC Laboratories, Inc., a generic pharmaceutical manufacturer.

     The nominees for Directors of the Company, as proposed by the nominating committee, comprise the present entire Board of Directors of the Company.

     Unless authority to vote for election of directors (or for one or more nominees) shall have been withheld in the manner provided in the accompanying Proxy, the votes represented by such Proxy will be cast for the election of the above-named nominees, or for one or more substitute nominees recommended by the Board of Directors in the event that by reason of contingencies not presently known to the Board of Directors one or more of the below-named nominees should become unavailable for election.

     Required Vote for Election. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Meeting in person or by proxy, a quorum being present, is required for the election of the Company's directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED INDIVIDUALS AS DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND ARE QUALIFIED.

                                   Proposal 2
               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The accounting firm of Farber, Blicht & Eyerman, LLP acted as the independent public accountants for the Company for the fiscal year ended September 30, 1998 and has been selected by the Board of Directors to act as independent public accountants for the Company for the current fiscal year. Although the selection and appointment of independent accountants is not required to be submitted to a vote of shareholders, the directors have decided to ask the shareholders to ratify the appointment.

     The affirmative vote of the holders of a majority of the outstanding shares of the common stock present at the Meeting, in person or by proxy, a quorum being present, is required for the ratification of the appointment of accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FARBER, BLICHT & EYERMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR 1999.

     In the event the appointment is not ratified, the adverse vote will be considered as a direction to the Board of Directors to select other accountants for the following year. However, because of the difficulty and expense of making any substitution of accountants so long after the beginning of the the current year, it is contemplated that the appointment for the year 1999 will be permitted to stand unless the Board finds other good reason for making a change.

     Representatives of Farber, Blicht & Eyerman, LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                                   Proposal 3
                     Amend the Certificate of Incorporation
                      to Change the Name of the Corporation

     Since  the   Company   is  no  longer   engaged   in   pharmaceutical   and
biopharmaceuticals, management proposes that the name of the Company be changed to reflect the Company's core business, namely "Feminique Corporation".

Recent Events

     As previously announced and reported in the Company's Form 10K Annual Report as of September 30, 1998 filed with the Securities and Exchange Commission, the Company has completed a restructuring whereby it has (a) sold its Puerto Rico subsidiary, Caribbean Medical Testing Center, Inc.; (b) terminated operations in its generic pharmaceutical division and is liquidating assets to pay-off creditors of the division; (c) terminated its existing joint venture partnership for the development of the Company's brain cancer drug "DBD/Mitolactol" and is in the process of seeking a new funding relationship substantially reducing the financial risks to the Company, and (d) restructured the long-term debt of its subsidiary, Quality Health Products, Inc. ("QHP") which owns long-established Brand names in the over-the-counter feminine health and hygiene market. The Company's sole operation and core business presently consists of the sale and distribution of our QHP subsidiary's Branded product lines, Koromex*, Vaginex* and Feminique*. Management has determined that a change in the name of the Company will accomplish two essential goals: a move away from the past and a forward look to the future. Management's choice of Feminique Corporation identifies the Company with its core business and helps establish the Company in the marketplace.

     Management anticipates a need to change the Company's trading symbol for its shares which are presently traded on the OTC Electronic Bulletin Board under the symbol BOPM. Subject to shareholder approval for the change of name, management will propose a new symbol for the OTC Bulletin Board.


*Registered Trademark

                    Amendment of Certificate of Incorporation

     Article "First" of the Company's certificate of incorporation presently reads:

     "First:  the name of the corporation is: "Biopharmaceutics, Inc."

        Subject to the approva of shareholders the Board of Directors has resolved to amend the Company's certificate of incorporation to provide for a new article First thereof to read as follows:

     "First:  the name of the corporation is:  "Feminique Corporation".

Required Vote for Adoption

     Required for adoption under Delaware Law, a majority of the shares entitled to vote, present in person or by proxy at a meeting of shareholders shall constitute a quorum for a valid meeting. The affirmative vote of the majority of shares present in person or by proxy at the meeting and entitled to vote on the subject matter, shall be the act of the stockholders.

          Recommendation of Management

     THE BOARD OF DIRECTORS RECOMMENDS VOTE APPROVING THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION FROM BIOPHARMACEUTICS, INC. TO "FEMINIQUE CORPORATION".

                                   Proposal 4
 Ratification of Company's 1999 Employee and Consultant Stock Compensation Plan

     In 1999, the Board of Directors adopted a new stock option plan for the purpose of acquiring, retaining and incentivizing employees, executives and other key employees and consultants of the Company and its subsidiary, Quality Health Products, Inc. The Company's 1999 Employee and Consultant Stock Compensation Plan (the "Plan") authorizes the issuance of options to employees and consultants of the corporation to purchase up to a total of approximately 2,200,000 shares thereunder.

     The Plan requires that options may be issued at an exercise price equal to at least 100% of the market price for the Company's shares in the over-the-counter market (on the Electronic Bulletin Board). In the case of a participant who owns 10% or more of the Company's outstanding shares, the exercise price shall be 110% of the market price. Any options issuable to officers or directors under the Plan must be issued at an exercise price equal to no less than the then current market price for the shares in the over-the-counter market. The determination for grant of options is made by the Board of Directors under the Plan. The options are non-transferable. The Option shall terminate and expire on the expiration date of the option which shall be for a term of not more than 10 years. If participant voluntarily terminates his or her employment, such option or any unexercised portion thereof shall terminate forthwith. In addition, each option shall automatically terminate upon the earlier of:

(i) The termination of the Optionee's employment with the Company for cause (as defined under the Plan);

(ii) The expiration of three (3) months from the date of termination of the Optionee's employment with the company for reason of retirement or dismissal for any reason other than cause, provided, that if the Optionee dies within such three-month period, subclause (iii) below shall apply; or

(iii) The expiration of twelve (12) months after the date of death of the Optionee.

(iv) The expiration of twelve (12) months after the date of termination by reason of disability.

         The Options shall not be transferable except by Last Will and Testament of the Optionee. A Testamentary representative or a beneficiary shall be able to exercise an option during such 12 month period.

Potential Adverse Aspects of the Plan:

     Although management believes it is in the interests of shareholders that the Plan be approved in order to attract and retain qualified employees and consultants, since the Plan authorizes the grant of options to purchase up to approximately 2,200,000 shares, the future grant and exercise of the options would tend to dilute the percentage ownership of shareholders in the Company. Furthermore, the nature of the options is such that the options would be exercised at a time that the Company would be able to derive a higher price for Company shares than the exercise price.

                          Recommendation of Management

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY AND APPROVE THE COMPANY'S 1999 EMPLOYEE AND CONSULTANT STOCK COMPENSATION PLAN.


                                  Other Matters

     The Board of Directors of the Company knows of no other matters to come before the Meeting, other than that which is set forth herein and in the accompanying Notice of Annual Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as in their discretion they may deem advisable.

                        Rights of Dissenting Shareholders

     Dissenting shareholders do not have any rights of appraisal with respect to the proposals to which this Proxy Statement relates. Any negative vote with respect to any specific proposal, will, of course, be duly noted and recorded in the computation to determine whether majority approval has been obtained.

                 Shareholders' Proposals for Next Annual Meeting

     Shareholders' proposals submitted pursuant to Rule 14a-8 of the Exchange Act intended to be presented at the 1999 Annual Meeting of Shareholders of the Company, tentatively scheduled for May 31, 2000 must be in writing and received by the Company at its offices shown on the first page of this Proxy Statement by March 1, 2000 for inclusion in the Company's Proxy Statement and form of Proxy relating to such Meeting. Each proposal must identify the shareholder, the number of shares owned and explicitly set out the precise proposal in typed form. The shareholder can keep a record of having met the deadline by forwarding the proposal addressed to the Company by registered or certified mail, return receipt requested. The post office will then return a dated receipt for the shareholder's personal records.

                                  Annual Report

     The Company's 1998 Annual Report to Shareholders (which includes financial statements for the fiscal year ended September 30, 1998) is being mailed simultaneously with this Proxy Statement but is not to be deemed part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 filed with the Securities and Exchange Commission is available to shareholders without charge upon written request to Shareholder Relations at the Company's principal office.

                                        By Order of the Board of Directors



                                                  Jonathan Rosen
                                              Acting President & CEO
Bellport, New York

                                   PROXY CARD

                             BIOPHARMACEUTICS, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Rosen and John J. Grein each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated above, all the shares of common stock of Biopharmaceutics, Inc. held of record by the undersigned on April 5, 1999 at the meeting of shareholders to be held on June 2, 1999 or any adjournment thereof.

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4. Please sign exactly as your name appears on the reverse side. When shares are held by joint tenants, both should sign.

When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholders is a partnership, please sign in partnership name by authorized person.

(To Be Signed on Reverse Side.)

FRONT OF CARD

================================================================================
PROXY CARD
================================================================================

BIOPHARMACEUTICS, INC.

    X  Please mark your votes
       as in this example.


1.  Election of
    Directors:

             FOR    WITHHELD    Nominees:
                                Russell Cleveland
                                Jonathan Rosen
                                John Figliolini
                                James Murphy
                                Barry Weisberg

For, except vote withheld from the following nominee(s):

____________________________________________

                                                                                FOR    AGAINST   ABSTAIN
2.  Proposal  to Approve  the  appointment
    of Farber, Blicht  and   Eyerman,   LLP  as  the independent auditors
    of the  corporation  for  the  fiscal year ended September 30, 1999.        ___      ___       ___

3.  Proposal  to  Approve  the  Company's Name Change to
    Feminique Corporation.                                                      ___      ___       ___

4.  Proposal  to  Approve  the  Company's 1999 Employee and Consultant Stock
    Compensation Plan.                                                          ___      ___       ___




 SIGNATURE(S)     ___________________________________        DATE  _____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such.









BACK OF CARD